ICT Group Meeting for Investors and Analysts November 27, 2007 NASDAQ: ICTG Exhibit 99.1

Company Statements
This presentation contains certain forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include without limitation forecasts of revenue, earnings, production hours and margins, migration of domestic work offshore, ICT Group’s ability to execute its business strategy and the achievement of the anticipated benefits of such strategy, as well as statements that are preceded by, followed by or include the words “believes,” “expects,” “estimates,”
“anticipates,” “plans,” “should,” or similar expressions.  For such statements, ICT Group claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including without limitation, those discussed in ICT Group’s annual report on Form 10-K for the year ended December 31, 2006 and other documents filed by ICT Group with the Securities and Exchange Commission.  ICT Group makes no undertaking and disclaims any obligation to update such forward-looking statements.
This presentation shows EBITDA for 1996, 2002, 2003, 2004, 2005 and 2007 exclusive of special charges.  In 1996 the
Company reported a pre-tax, nonrecurring, non-cash charge of $12.7M which was primarily associated with the granting of options, concurrent with the Company’s IPO, to replace certain previously granted expiring options.  In 2002 the Company incurred special charges of $12.6M, pre-tax.  This included charges of $8.9M, pre-tax, associated with the closing and scaling back of facilities and staff in the U.S. and Europe.  It also included pre-tax charges of a $1.4M charge for a claim with an active client, a $1.7M charge for the costs associated with the defense of a class action litigation and a $0.6M charge for costs associated with a postponed underwritten public offering.  In 2003, the Company incurred special charges of $4.7M, pre-tax associated with a class action litigation which were partially offset by a $0.7M partial reversal of a 2002 restructuring charge. In 2004, the Company incurred special charges of $10.3M, pre-tax associated with costs incurred to defend and the settlement of a class action litigation.  In 2005, the Company received $4.2M of insurance recoveries and incurred $0.6M of litigation costs, pre-tax associated with the class action litigation.  In the first nine months of 2007, the
Company incurred pre-tax charges of $1.0M to settle a broker claim and $4.6M of restructuring charges, and expects to incur additional restructuring charges in the fourth quarter of 2007.

ICT Group Strategic Direction
Overview John Brennan
Vertical Market Dynamics Duffy Campbell
North American Market Trends Jack Magee
Offshore Migration of US Business
Expansion of Canadian Business
International Markets Guy Gray
Marketing & Technology Services Tim Kowalski

4 ICT Group Leading global provider of outsourced customer management services

5 Strong Revenue Growth in International Markets 2006 Actual Int'l. 8% Canada 14% U.S. 78% 2008 Forecast Int'l. 14% Canada 19% U.S. 67% * International includes Europe, Latin America and Asia Pacific

2007 Revenue By Vertical Differs By Country
Other
15%
Healthcare
17%
Financial
Services &
Insurance
52%
Other
6%
Financial
Services &
Insurance
24%
Financial
Services &
Insurance
80%
Other
5%
U.S. Canada International
Communications
16%
Communications
70%
Communications
15%

Expect to Return to Historical Financial Performance
$0
$100
$200
$300
$400
$500
$0
$10
$20
$30
$40
$50
Revenue EBITDA
Accelerated growth in BPO and related services
Shifted Canadian capacity to support rapid
business growth in Canada
Aggressively downsized U.S. capacity in response
to market demands
Accelerated expansion of offshore operations
Added 2,000 seats in the Philippines during 2007
Successfully transitioned major client program to Manila
Developed additional capacity in Latin America
Stabilized first quarter client issues
Top 10 customers rated Very Good to Excellent
2007 Update

2008 Growth Strategies
Continue migration of U.S. call production to higher margin, offshore facilities
Accelerate revenue growth and profitability improvement in
International markets
Enhance higher margin value-added services

9 Vertical Market Dynamics

ICT Group Vertical Market Strategy
Remain focused on key verticals
Support varying offshore client
requirements
Enterprise sell across geographies
Cross-sell value added services
Other
12%
Healthcare
20%
Financial
Services &
Insurance
49%
Healthcare
13%
Other
10%
Financial
Services &
Insurance
47%
2006
2008
Communications
30%
Communications
19%

Financial Services – Market Trends
Softness in certain segments being offset by
growth in other segments
Softness in certain U.S. segments:
Credit card acquisition
Mortgage origination
Growth in:
Product cross-selling
Collections
Offshore customer service and BPO
International markets

Communications – Market Trends
Expanded demand to support:
Wireless
Cable
Internet access
Satellite
Most opportunities demand offshore solution but
selected on-shore opportunities remain
Business–to–Business
Culturally unique services
Achieving growth in International Markets

Healthcare – Market Trends
Managed care business has leveled off after
Medicare Part D bubble
Maintaining strong position in pharmaceutical
sector
Expect increased cost pressure in all market
segments will lead to outsourcing growth
Plan to broaden Healthcare service base through
BPO acquisitions

Emerging Vertical Markets
Government
Success with GSA, including First Contact
purchasing vehicle
Continued focus on Federal opportunities
Energy Services
U.S. opportunity is mostly with unregulated
companies
Stronger growth in International markets
Retail & consumer products
Consumer and wholesale club member support
Inbound telesales ability complements our
onshore / offshore customer service

15 North American Market Trends

U.S. Market Production Shifting Offshore
Revenue
0
200
400
2006 2007 2008
U.S. Canada Philippines Latin America
Production Hours
0
10
20
2006 2007 2008
U.S. Canada Philippines Latin America
Migration to lower priced / cost offshore
facilities has slowed U.S. revenue growth,
but is leading to improved margins
Offshore production is expected to reach to
65% in 2008, up from 33% in 2006
Canada’s declining share has resulted from
currency shift and preference for offshore
pricing
Latin America being developed as an
alternative offshore location for ICT clients

ICT Offshore Migration Varies By Vertical
Offshore shift led by Financial
Services
Communications shifting offshore at
an accelerated pace
Healthcare and Government have
not moved yet
0% 0% 0% Healthcare /
Government
62% 39% 26% Communications
80% 65% 49% Financial Services
2008 2007 2006
Percentage U.S. Market Produced Offshore

Canada Revenue Growing Rapidly
Revenue
0
60
120
2006 2007 2008
Canadian revenue growth driven by
increased business from new and existing
Canadian clients
Canadian market has shown limited interest
in offshore sourcing to date
Canadian Production
0
3
6
2006 2007 2008
U.S. Clients Canadian Clients

19 International Markets

International Markets Showing Strong Growth
Strong and growing outsourcing
marketplace
Leveraging global infrastructure and client
relationships
Creating new offshore options
Revenue
$0
$40
$80
2006 2007 2008
Europe
Asia Pacific Latin America

Europe
Revenue
$0
$15
$30
2006 2007 2008
Primarily focused on the UK and Ireland
Success in positioning offshore solutions:
Canada, Philippines and Latin America
Strong in Financial Services sector with
increasing emphasis on other verticals
Expanding product mix into BPO services

Asia Pacific
Revenue
$0
$10
$20
2006 2007 2008
New management team leading the
turnaround
Currently operating in the Australian market
Opened second facility during 2007
Diversifying our applications and expanding
our customer base
Utilizing Philippines as an offshore solution

Latin America
Revenue
$0
$15
$30
2006 2007 2008
Acquired Mexico operation in 2002
One of our most profitable business units
Expanding to a second facility in 2008
Supports Mexico and US clients
Acquired Argentina operation in late 2006
Currently servicing the domestic market
In 2008 will develop as a multilingual
offshore solution for U.S. and Europe
Established new regional management
structure in 2007

24 Marketing & Technology Services

Marketing & Technology Services
$0
$35
$70
2006 2007 2008
Marketing Technology BPO
Continued growth of ICT Group’s value
added / higher margin businesses
Emphasis on cross-selling to existing
customer base
Introduced into International markets during
2007
Exploring expansion through acquisitions in
our targeted verticals

Marketing Services
Provide competitive differentiation and
higher margins
Production also shifting offshore
Launched dedicated B2B business unit in
2007
Continued growth will further leverage
offshore resources
Production Hours
0
400
800
2006 2007 2008
North America Offshore

CRM Technology Services
Operating margins in excess of 25%
Evolution of CRM Technologies business
into IVR services, particularly active alerts
Competitive differentiation for IVR is ICT
Group’s international capabilities
Targeting Financial Services, Healthcare
and Collections markets
Revenue
$0
$4
$8
2006 2007 2008
Hosted Services Inbound & Outbound IVR

BPO  Services
Progression of BPO Services toward
providing higher value / higher margin
services
Exclusively offshore production, except for
scanning / mail processing
BPO programs  yielding higher seat
utilization
Collections growth driven by relationships
with major financial institutions
Revenue
$0
$15
$30
2006 2007 2008
Entry Level Value Added Collections

29 2008 Outlook

Positive Outlook for ICT Group
$0
$100
$200
$300
$400
$500
$0
$10
$20
$30
$40
$50
Revenue EBITDA
Continue organic BPO growth with potential for
acquisitions
Accelerate revenue growth and profitability of
International markets
Align North American capacity with projected 2008
demand
Offshore migration will be leveling off
Begin provincial development in the Philippines
Add approximately 1,000 workstations in
Philippines
Expand Latin American alternatives
Continue to improve customer relationships
$40M new business sold in 3Q07 benefits 2008
2008 Expectations

31 Questions & Answers